UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2005

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On August 8, 2005, Nationwide Health Properties, Inc. (the “Company”), announced that it is commencing a tender offer to purchase, for cash, any and all of the aggregate of $223,500,000 of certain of its debt securities. See the press release attached hereto as Exhibit 99.1 for additional information, including a description of the debt securities for which the Company has solicited tender offers.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBIT

Exhibit No.	Description

99.1	Press Release issued by Nationwide Health Properties, Inc. dated August 8, 2005 entitled “NHP Announces Cash Tender Offers for Medium-Term Notes” is attached hereto as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: August 8, 2005	By:	/s/ Douglas M. Pasquale
		Name:	Douglas M. Pasquale
		Title:	Chief Executive Officer and President